Listing Report:Supplement No. 211 dated Apr 08, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 440133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$324.46

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1988	Debt/Income ratio:	48%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 15	Length of status:	16y 11m
Credit score:	760-779 (Apr-2010)	Total credit lines:	35	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$118,758	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	stable-market6	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to pay off?soon to be high interest rate credit cards?
My financial situation:
I am a good candidate for this loan because of my high?degree of consistantly?paying on time over a?15 yr period of time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.03%	Starting borrower rate/APR:	14.03% / 16.19%	Starting monthly payment:	$153.86

Auction yield range:	6.04% - 13.03%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1993	Debt/Income ratio:	30%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	19 / 17	Length of status:	1y 9m
Credit score:	720-739 (Apr-2010)	Total credit lines:	33	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$21,799	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	32%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cash-butterfly	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dog Training and Daycare Business
Purpose of loan:
This loan will be used to? partly fund the startup costs of our new dog training business.? The remaining funds are coming from our personal savings and 401K.

My financial situation:
I pay my bills on time and have worked in new business development for more than 25 years.? Our business combines two ongoing successful dog?agility training?businesses that are currently being held outdoors; however, here in Texas, classes are frequently cancelled due to the weather. With an indoor facility, classes would not have to be cancelled.? In addition to dog sports, our business will provide daycare for dogs, which is unavailable in our part of the city.? We have already found a location to lease and are ready to start the buildout. Our landlord will be providing nearly all the costs for the buildout, but we need to purchase flooring for the daycare area. This will amount to approximately $4,500.? I love dogs and hope you do, too -- and?I'm looking forward to our Grand Opening!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452871
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$361.72

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1989	Debt/Income ratio:	61%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	34 / 34	Length of status:	6y 6m
Credit score:	640-659 (Apr-2010)	Total credit lines:	57	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$35,504	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	efficient-payment5	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to escape high interest cards!
This loan will be used to pay off a few high interest credit cards that I have. The percentage rates have increased for no reason at all - I have not had a late payment on any account for several years! I am very responsible about paying cards on time, but with these newly higher interest rates, I am getting nowhere on the balances. I really would like this loan to pay these off and tell Citi good-bye! I have a solid job and receive annual increases in pay.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452875
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$301.86

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1991	Debt/Income ratio:	65%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	19 / 19	Length of status:	22y 10m
Credit score:	700-719 (Apr-2010)	Total credit lines:	31	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$42,893	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	engrossing-capital7	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
Pay off Credit Card
My financial situation:
I am a good candidate for this loan because?
I am honest, hardworking and have a goal to become?free of credit card debt- which would be a financially wise thing to do. I got inot it, I need to get out of it.
Monthly net income: $
My husband and my combined net income each month (we have a joint account for checking savings, and paying bills) is 6,100.00

Monthly expenses: $
??Housing: $ (mortgage is payed off)
??Insurance: $ 200.00
??Car expenses: $ 200.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 260.00
??Food, entertainment: $500.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $?2500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	11.04% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2002	Debt/Income ratio:	28%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 14	Length of status:	1y 11m
Credit score:	640-659 (Mar-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$70,108	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wealth-searcher3	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation of credit card debt
Purpose of loan:
I am trying to pay off my American Express credit card which?is currently at a?$10,000 utilization with an $11,000 credit limit. The reason it was maxed out about 8 months ago is because my twin?sister had a medical emergency and unfortunately at that time she was laid off and hence she did not have any insurance. I stepped up to help her?pay her medical expenses and thus invariably saved her financially. For no reason American Express jacked up my rate to 28% ( they stated it was because i?had gone over the credit limit by $20.00)?and thus i am needing this loan to pay off half of it and have it paid off in 36 months via this prosper listing. At this point, i am just trying to manage my finances prudently and with your help i hope to accomplish that.

My financial situation:
My job?title is that of an Assistant Vice President of?Business Development for a big Mid-western Bank with a 120 billion in assets. My bank has been in existence?for over 150 years and?I have been in my current position for?2 years. Prior to being?recruited by this bank,?I was a Top?banker in another major financial institution and recongnized as a?top?producer 3 years in a row.?Based on my last review 3 months ago, I have been slated to be promoted to a Vice President within the next few months barring anything unforseen. At this?point,?I look forward to continue being gainfully employed. My current home is valued at 300,000. I have a 290,000 mortgage against it. Bank of America holds the first mortgage at a 30yr fixed @ 232,000 with a 6% rate. I have a 2nd mortgage which is a Prime Equity line with bank of america @ 58,000 @ prime 3.25%. As you probably realize, this equity line is maxed out and considered a revolving credit line hence my high credit utilization of 97% on my credit report.?With the prosper loan?listing of $226 a month?payment that would retire 5000 in credit card debt in 36 months. My?monthly payment on the American Express revolver would reduce to about $130/month. I would pay that as well as paying more each?month. At this rate, a fixed portion would be paid off soon?and the revolving debt will eventually be paid off too.?As i explained, the reason that my fico?score went down was because i recently?shopped around for a car loan and the auto dealer decided to shop me around to multiple lenders without my permission within a 4 week window. This caused various inquiries which depressed my fico?score. I eventually got the car?loan through my bank.

Monthly net income: $ 7,500

Monthly expenses: $6,500
??Housing: $ 1,100
??Insurance: $ 200
??Car expenses: $ 700
??Utilities: $ 200
??Phone, cable, internet: $200
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 700
??Other expenses: $ 3000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1985	Debt/Income ratio:	27%
Basic (1-10):	3	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	19 / 17	Length of status:	12y 0m
Credit score:	700-719 (Apr-2010)	Total credit lines:	70	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$113,270	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	proper-wampum5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business consolitation
Purpose of loan:
This loan will be used to?
colnsolidate business debt
My financial situation:
I am a good candidate for this loan because?never defaulted on a loan before?

Monthly net income: $
5000
Monthly expenses: $
??Housing: $ 1700
??Insurance: $ 250
??Car expenses: $ 500
??Utilities: $ 300
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$357.84

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1993	Debt/Income ratio:	24%
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 3	Length of status:	11y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	35	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,691	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	12
Screen name:	bonus-human	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate all my loans which I are all presently?current.

My financial situation:
I am a good candidate for this loan because I am current on all my loan payments.? I have sufficient and stable income and will not have any problem paying off my new loan.? I need this loan to consolidate my loans.

Monthly net income: $ 3791.11

Monthly expenses: $
??Housing: $ 1145.00
??Insurance: $?0.00
??Car expenses: $ 200.00
??Utilities: $?75.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $?150.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	7 / 4	Length of status:	5y 3m
Credit score:	720-739 (Mar-2010)	Total credit lines:	11	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$396	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	usergd182	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 96% )	720-739 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 4% )	720-739 (Feb-2010) 700-719 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Mainly improve credit score
To whom it may concern,

? I am taking out this loan for the main purpose of improving my credit score and the minor purpose of fixing up my family's recently purchased house. It is a great investment opportunity for you as there is no risk involved. I have a full time job as a carpenter making $25 an hour, have 2 savings accounts with over $7000 in them and am investing in a house in Des Plaines. I don't really have any expenses other than my insurance, cell phone and car payments. All of my other money I am either saving or putting into the house I am fixing up to sell.

??? I have only taken out 1 loan before and that had to be done with a cosigner because my credit was too light. The loan was for the 2007 Pontiac G6 that i recently purchased. I am about half way finished with paying that off but my credit remains very light and my score is only 700. I would like to be able to get a loan by myself and after paying off this loan my credit score should get a lot higher. Lending to this loan will help both of us out and be a great and safe investment for you.

Thank you for your time and help.

Sincerely
JMG

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	16%
Basic (1-10):	2	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 7	Length of status:	13y 8m
Credit score:	720-739 (Apr-2010)	Total credit lines:	62	Occupation:	Teacher
Now delinquent:	3	Revolving credit balance:	$5,728	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	19
Screen name:	God-is-Good	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To leverage my finances
Purpose of loan:
This loan will be used to?pay off a loan against my husband's TSP savings so that?we can borrow against it again to?pay off our two vehicle loans for a lesser interest rate for 5 years.??This loan will also?be used to pay-off?my Juniper MC which is showing as though I've maxed it out, but in reality...the credit limit was reducced because of?the inaccuracies that are on my credit report which I am currently disputing.

My financial situation:
I am a good candidate for this loan because?I truly am a responsible person and I do pay my debts promptly.??Unfortunately, like many other homeowners...I trusted?in the words of?my 2nd mort that they were truly reviewing my loan modification?package w/necessary documentation?after I gave them the payments they required I make in order to proceed w/the process...only to result in them stringing me along then sending my acct to collections.??Also, being the person that I am, always willing to help friends when I can, I made the unfortunate decision to?help out friends to purchase a home, trusting that they would?follow through in?transfering title in their name?and?w/i a year,?qualify for a home loan on their own...instead, a rush of misfortune hits them and no longer are they able to pay the mort., in which case I exhaust my savings paying?2 mortgages to?save mine and my husbands credit?until I had no more to give...resulting in?a foreclosure on my credit...a loss of $15k of savings...and now facing IRS payments because of the charge-off from this mishap?possibly being tagged on as income on our tax return.? Though the bank?bought the house back in 8/2008, the same bank which held the 2nd mortgage?as well, reported the loan charged-off?as of ?7/2009, which I am currently disputing.? I currently have two pending short sale transactions awaiting lender approval that will enable me to pay this loan back in less time than?the alloted.? I am not currently deliquent on anything and have not been since the time of my 2nd mortage not following through on my loan modification.? The high percentage charged on my credit cards is also so due to decrease in credit limit even though I pay the smaller amounts off every month and the bigger balanced credit card I pay $500 a month? which is 3x more than the min. monthly payment.? I believe my overall Prosper score would not be what it is if my credit report was reporting accurately.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,850.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$252.27

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1990	Debt/Income ratio:	40%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 9	Length of status:	2y 9m
Credit score:	700-719 (Apr-2010)	Total credit lines:	53	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$13,617	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ocxpunk	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 100% )	700-719 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	(Sep-2009) 660-679 (Jul-2009) 640-659 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Consolidate and Payoff last cards
Purpose of loan:
This loan will be used to payoff a?two?credit cards that I have?not been using and?pay down the balance, but since I?have been?paying them off, the terms have changed recently.? One has a rate of 10.99 and the other has a rate of 22.99.? I owe a little more than this, but this would help me payoff the rest much easier with a steady payment.??My goal is to?pay?off?everything, completely in 3 years, and this is a clean way to get it done and not give the cc companies all the profits since they can choose to raise the rates up to close to 29% at any time they choose.? I completed one prosper loat at 10.99% or something close to that, and this is my second loan attempt to complete the payoff on crecit cards.

I am a good candidate for this loan because I have had no lates on my credit since early 2007 and have employment with a company that is growing.

Monthly net income: $ 3303

Monthly expenses: $
??Housing: $?850
??Insurance: $ 145
??Car expenses: $ 180
??Utilities: $?105
??Phone, cable, internet: $?30
??Food &?household items: $?390
? Clothing, childcare:? 460
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$307.30

Auction yield range:	6.04% - 17.00%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1987	Debt/Income ratio:	27%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 8	Length of status:	11y 8m
Credit score:	740-759 (Apr-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$14,246	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	exponential-point0	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DEBT CONSOLIDATION
Purpose of loan:

I want to pay off some credit cards and a dental bill

Sears: $4500

Citibank? $2500

Dental Bill? $900

My financial situation:
I am a good candidate for this loan because? I have had the same job for the last 12 years, as a technical support specialist? I have lived in the same place for the last 6 years.? I will make all my payments on time.?

Gross monthly income $4250

Mortgage payment $820? I have lived in the same house for the last 6 years

Phone/electric/cable $250

Car Payment $269

Car Insurance $100

Food $180

Gasoline $120

I have $18000 in a 401k?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.31%	Starting borrower rate/APR:	7.31% / 7.65%	Starting monthly payment:	$124.08

Auction yield range:	3.04% - 6.31%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1991	Debt/Income ratio:	7%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	20y 10m
Credit score:	820-839 (Apr-2010)	Total credit lines:	43	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$1,945	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	nourishing-revenue	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping my daughter go to college
Purpose of loan:
This loan will be used to help my daughter buy a used auto from a private individual.?????

My financial situation:
I am a good candidate for this loan because I always pay promptly , have a secure job, good salary, and consider myself very responsible with my credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,250.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$104.87

Auction yield range:	4.04% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2007	Debt/Income ratio:	7%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	2y 11m
Credit score:	740-759 (Apr-2010)	Total credit lines:	9	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$33	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	nixicat	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
RN to BSN college completion
Purpose of loan:
This loan will be used to complete my Bachelor's Degree in Nursing.? I already have a nursing diploma that allows me to work as an RN, but I would like to further my education so that I can provide even better care to my patients.

My financial situation:
I am a good candidate for this loan because I am careful with money.? I've paid off my credit cards, and probably have just about $100 on them at the present time.? That is basically all my debt besides my mortgage ($784/month 30y fixed)? and a real-estate related instalment loan ($116/month 2 years remaining).? After taxes and deductions, my take home pay is around $2500-$3500 per month, depending on how much overtime I've put in.??

I have selected the most affordable program that I could find, and arranged with my employer to reimburse half of the cost upon completion of the term.?? I have almost enough available in savings and investments to just pay the tuition out of pocket, but I would prefer not to empty my emergency fund.? Alternatively, I could just wait a couple more months and save aggressively, but I've been accepted to the program now, and I'd rather not wait to begin.?? I will pay for the next term out of pocket, but in order to be able to begin now, I find it most prudent to request a loan.

It is such a small sum that I'd rather not bother with seeking a federally backed loan.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2008	Debt/Income ratio:	6%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 1	Length of status:	7y 10m
Credit score:	660-679 (Apr-2010)	Total credit lines:	2	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$19	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cash-umbrella	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Business
Purpose of loan: This loan will be used to buy equipment for our new sandwich shop.?

My financial situation: I am a good candidate for this loan because I have almost 8 years experience in running profitable restaurants.? I will continue working while also running the sandwich shop.? So I will still have a guaranteed income while making the sandwich shop profitable.

Monthly net income: $ 2600

Monthly expenses: $???1575
Housing: $ 650?
Insurance: $ 125??
Car expenses: $ n/a??
Utilities: $ 150??
Phone, cable, internet: $ 75??
Food, entertainment: $ 200??
Clothing, household expenses $ 75?
Credit cards and other loans: $ n/a??
Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	2y 0m
Credit score:	660-679 (Apr-2010)	Total credit lines:	3	Occupation:	Student - College J...
Now delinquent:	0	Revolving credit balance:	$1,372	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	mystical-peace9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to help pay for college

My financial situation: I live with my parents and have a very solid foundation. Want to take initiative and pay for my own education.
I am a good candidate for this loan because I have few credit cards, and have maintained a good credit rating.
I have started a new company and have been contracting gigs regularly.

Monthly net income: $ 3500

Monthly expenses: $60
??Housing: $free
??Insurance: $free
??Car expenses: $free
??Utilities: $free
??Phone, cable, internet: $free
??Food, entertainment: $100
??Clothing, household expenses $100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1988	Debt/Income ratio:	9%
Basic (1-10):	1	Inquiries last 6m:	9	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	1 / 1	Length of status:	4y 10m
Credit score:	740-759 (Apr-2010)	Total credit lines:	16	Stated income:	$25,000-$49,999
Now delinquent:	1	Revolving credit balance:	$0
Amount delinquent:	$369	Bankcard utilization:	0%
Public records last 12m / 10y:	1/ 1	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	brightest-fairness-happiness	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Hospital Bills
Purpose of loan:
This loan will be used to pay off?medical bills incurred when my wife had a heart attack in 10/2007. The insurances did not pay all related bills. We have approximatly $8000 in unpaid medical bills.?

My financial situation:
I am a good candidate for this loan because I am not overloaded with other debts. I own my cars and have no payments, have no other loans, no other credit card debt. I can afford to make the payments on this loan on time and?even pay off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2002	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 14	Length of status:	2y 6m
Credit score:	700-719 (Mar-2010)	Total credit lines:	30	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$25,432	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	entertaining-durability2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Private Note
Purpose of loan:
This loan will be used to pay off a private note from a friend that was used for minor home repairs.

My financial situation:
I am a good candidate for this loan because I wil lmake the payments on time.

Monthly net income: $ 7500

Monthly expenses: $?3056
??Housing: $ 2656
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.48%	Starting borrower rate/APR:	10.48% / 10.83%	Starting monthly payment:	$812.33

Auction yield range:	3.04% - 9.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2004	Debt/Income ratio:	25%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	6y 2m
Credit score:	840-859 (Apr-2010)	Total credit lines:	5	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$1,111	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	basis-thunder	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for Cigar Shop
Purpose of loan:
This loan will be used to pay for the inventory and down payment of the Cigar Shop I am intending to buy. The Shop has been open for 8 years and pays for itself; there is virtually no risk in this business. I am eager to buy and run this Cigar Shop but I only have enough to pay for the store without inventory and the down payment required by the landlord. This loan is will be paid off in full; the question isn't if only when.

My financial situation:
I am a good candidate for this loan because I have excellent credit, no outstanding loans or credit card payments, only a mortgage. I always pay my credit cards in full and have never paid interest to credit card companies. I am very disciplined?when it comes to?money and don?t just spend it thoughtlessly. I have a fulltime job at a bank in management. This job pays all my bills and allowed me to save enough to be able to buy a Cigar Shop. My last hurdle to overcome is to get just a little more capital to take over the business and continue making the profit it makes currently.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$234.39

Auction yield range:	8.04% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1991	Debt/Income ratio:	9%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	7y 1m
Credit score:	720-739 (Apr-2010)	Total credit lines:	13	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$10,909	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	nimble-interest349	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off credit cards that accumulated from a family vacation 5 years ago and have not gone away.

My financial situation:
I am a good candidate for this loan because? my income if very high, and my spouse is gamefully employed, but I have one son in college and another headed off in August.? All liquid cash has been used for tuition.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	8.04% - 19.00%	Estimated loss impact:	7.44%
Lender servicing fee:	1.00%	Estimated return:	11.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	12 / 10	Length of status:	1y 0m
Credit score:	780-799 (Mar-2010)	Total credit lines:	29	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,333	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	paddle2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Deal Financing
Purpose of loan:
This loan will be used to provide back-up emergency funds, if needed.

The purpose of the company is to invest in real estate with a focus on single-family and small multi-family (2-6 units) residential property.

My financial situation:
The strategy is to buy and re-sell property primarily to real estate investors on a wholesale basis as quick-turn transactions. The primary target customer is other real estate investors who rehab for re-sale, and landlords who rehab to hold for long-term rental, with a focus on CASH buyers as the primary customer to minimize out of pocket financing needs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$842.25

Auction yield range:	11.04% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1990	Debt/Income ratio:	17%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	2y 1m
Credit score:	760-779 (Apr-2010)	Total credit lines:	32	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,185	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	platinum-star4	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
closets, windows, flooring
Purpose of loan:
This loan will be used to? improve the value and efficiency of our home.

My financial situation:
I am a good candidate for this loan because? am a hard working individual who will pay back the loan in timely manner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	5 / 5	Length of status:	3y 10m
Credit score:	660-679 (Mar-2010)	Total credit lines:	15	Occupation:	Medical Technician
Now delinquent:	2	Revolving credit balance:	$19,422	Stated income:	$75,000-$99,999
Amount delinquent:	$35,277	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	18
Screen name:	resolute-silver	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Catch up on payments
Purpose of loan:
Fell behind payments on multiple bills due to unpaid leave of absence from job and needs some help to bring few accounts current. Some of the creditors will not accept payments until the account brought to current.? I am able to make regular payments every month but I need to bring the accounts current before doing so. Any help will greatly be appreciated..

My financial situation:
I am a good candidate for this loan because? Steady income.

Monthly net income: $ 5000.00

Monthly expenses: $ 3700
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453123
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$723.78

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1993	Debt/Income ratio:	36%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	19 / 18	Length of status:	5y 7m
Credit score:	640-659 (Apr-2010)	Total credit lines:	41	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,231	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brightest-money-burrito	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting on track...for good
Purpose of loan:
This loan will be used to? consolidate my credit card debt, so that I can get rid of all but an emergency card, and pay off my credit card debt and get back on track with my life.

My financial situation:
I am a good candidate for this loan because? I am willing to change and get back on track for good, and manage my money more wisely from now on.

Monthly net income: $ 2500

Monthly expenses: $ 1200
??Housing: $ 735
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	12%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 5	Length of status:	12y 6m
Credit score:	600-619 (Mar-2010)	Total credit lines:	30	Occupation:	Analyst
Now delinquent:	5	Revolving credit balance:	$1,499	Stated income:	$50,000-$74,999
Amount delinquent:	$2,955	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	15
Screen name:	hardworking4me	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 54% )	600-619 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	7 ( 29% )	620-639 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	4 ( 17% )
Total payments billed:	24
Description
Medical relief
Purpose of loan:
(explain what you will be using this loan for)?
I have spent a lot of money on medical bills this year due to another surgery.??To establish?better credit I have to pay off?those on collection?reflected on my credit reports as well as my current medical bills not as yet turned over to a collection agency.
My financial situation:
(explain why you are a good candidate for paying back this loan)
I am a good candidate for re-paying this loan.??I just paid off a Prosper Loan earlier than contracted.? I have a steady job and am on a salary, so I am able to budget paying my debt payments. ?Even when I was out on medical leave, I have short term disability which pays me the same salary as when I was working. ?I care for my 17 year old granddaughter who is currently pregnant.? I need to find a larger, more steady living environment than I currently have to have space for the new baby due in August.
Monthly net income: $ 2300

Monthly expenses: $
??Housing: $?940.00
??Insurance: $?Paid
??Car expenses: $ 240.08 + gas
??Utilities: $?50
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $?200.00
??Other expenses: $ 250.00 (monthly medications) + 2500.00 (medical bills that needs to be paid off)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2008	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 4	Length of status:	0y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	11	Occupation:	Student - College J...
Now delinquent:	0	Revolving credit balance:	$930	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	adaptable-return1	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GETTING THROUGH SCHOOL
THIS LOAN WILL BE USED TO PAY FOR SUMMER COLLEGE CLASSES. I AM TRYING TO OBTAIN TWO DEGREES AND THE UNIVERSITY AT WHICH I AM CURRENTLY ATTENDING WILL ONLY ALLOW ME TO COMPLETE ONE, SO I AM HAVING TO TAKE SUMMER CLASSES AT ANOTHER UNIVERSITY. WITH THIS BEING SAID, PRIVATE STUDENT LOANS WON'T COVER THE COSTS BECAUSE MY UNIVERSITY WON'T CERTIFY THAT I'M TAKING THESE ADDITIONAL CLASSES SINCE THEY ARE NOT BEING TAKEN AT MY HOME UNIVERSITY. IT IS REALLY FRUSTRATING AND I HAVE SPENT COUNTLESS HOURS ON THE COMPUTER AND PHONE TRYING TO FIND A WAY TO FINANCE MY EDUCATION SINCE THE DEADLINE TO REGISTER FOR MY CLASSES IS IN APPROXIMATELY 1 TO 2 WEEKS.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$664.29

Auction yield range:	8.04% - 11.00%	Estimated loss impact:	8.73%
Lender servicing fee:	1.00%	Estimated return:	2.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1981	Debt/Income ratio:	32%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 14	Length of status:	21y 3m
Credit score:	780-799 (Apr-2010)	Total credit lines:	55	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$38,019	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	orange-ecstatic-interest	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$280.36

Auction yield range:	11.04% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1990	Debt/Income ratio:	20%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 12	Length of status:	1y 2m
Credit score:	720-739 (Apr-2010)	Total credit lines:	54	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$9,765	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	43%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	enchanted-loot5	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off bills
Purpose of loan:
This loan will be used to pay unexpected bills. I had to pay 2,000 for car?maintenance and new tires, a dog that was very ill and?some other unexpected expenses. ?

My financial situation:
I am a good candidate for this loan because I pay my bills on time. And I have a good credit score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2001	Debt/Income ratio:	17%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	15y 1m
Credit score:	680-699 (Apr-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,531	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	encore026	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
aerial lift for construction
Purpose of loan:This loan will be used to?purchase a trailer aerial lift for my?small business.?I have been doing brick work since I was 8 years old.? I worked for my father and when my father died 6 years ago I sold his lift thinking I would not ever take up where he left off.? I have now been in business 2 years for myself and profit doubled from the first year to the second year.? I could see profits go up 10 times the amount if I had a lift and did not work off ladders anymore. My financial situation:I am a good candidate for this loan because I am very resourceful and I already have a full time job that provides for my family. I?can make monthly payments from my already exisiting income!?My drive and determination to follow through to completion will give you the peace of mind when loaning money to me!
This is my business? www.champaigntuckpointing.com
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1984	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Not employed
Enhanced (1-5):	4	Current / open credit lines:	8 / 7	Length of status:	0y 2m
Credit score:	640-659 (Apr-2010)	Total credit lines:	48	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$12,604
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	finance-sensor	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wanting just one payment!
Purpose of loan: To consolidate debt and have just one payment.
My financial situation: I am currently unemployed. Last job was 2/2010. Was let go for budget cuts.
I am a good candidate for this loan because?i still have resources to pay my bills!

Monthly net income: $1200
??Credit cards and other loans: $Minimums are around $350 a month <</html>
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453311
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$415.69

Auction yield range:	14.04% - 27.38%	Estimated loss impact:	15.25%
Lender servicing fee:	1.00%	Estimated return:	12.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1997	Debt/Income ratio:	125%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	3y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	8	Occupation:	Waiter/Waitress
Now delinquent:	0	Revolving credit balance:	$15,865	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	basis-driver	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Rate Credit Cards
Purpose of loan:
This loan will be used to pay off a high interest credit card.

My financial situation:
I am a good candidate for this loan because I have never had trouble making my payments, I just need a boost to get out of debt.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 615
??Insurance: $ 0
??Car expenses: $?0
??Utilities: $?35
??Phone, cable, internet: $ 50
??Food, entertainment: $ 260
??Clothing, household expenses $40
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453323
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$384.89

Auction yield range:	8.04% - 18.00%	Estimated loss impact:	7.42%
Lender servicing fee:	1.00%	Estimated return:	10.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	23%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	26 / 24	Length of status:	2y 11m
Credit score:	760-779 (Mar-2010)	Total credit lines:	48	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$8,265	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	profreshonal	Borrower's state:	NewYork	Borrower's group:	All In The Family
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	47 ( 100% )	760-779 (Latest)
Principal borrowed:	$18,200.00	< mo. late:	0 ( 0% )	700-719 (Sep-2008) 680-699 (Jan-2008) 720-739 (May-2007)
Principal balance:	$5,276.86	1+ mo. late:	0 ( 0% )
Total payments billed:	47
Description
Time 2 Consolidate 4 Low Int. Rate
This loan will be used to consolidate the remaining debt from Starting a Family Friendly Barbershop in a local mall. The barbershop has done well and I would like to have a lower interest rate on the remaining debt.?

I have?5 licensed barbers?with their own clientele who have been barbers in this?Barber Salon?since it has opened. The space holds?8 stations comfortably.?On average the barbers have made $800 - $1200 weekly.

I work full-time for the government and have rental property?income from investment property I have owned since 2001. Monthly net from the Barber Salon is $2,300?after all of my expenses. And I HAVE PERFECT PROSPER HISTORY

The net amount includes all operating expenses and a loan repayment of $600 deducted.

FYI - I have no idea why Prosper is giving my rating a C, they have my FICO score as 760-790, my income is higher and my revolving is lower. I noticed they dropped my score a letter every time I borrow and I paid my previous Prosper?Loan off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$437.32

Auction yield range:	11.04% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	1y 7m
Credit score:	740-759 (Mar-2010)	Total credit lines:	29	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$294,640	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	capital-stockpiler6	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card debt reduction
Purpose of loan:
This loan will be used to? pay down a credit card balance

My financial situation:
I am a good candidate for this loan because... my payment history is excellent and my credit score is good.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.52%	Starting borrower rate/APR:	7.52% / 7.86%	Starting monthly payment:	$373.38

Auction yield range:	3.04% - 6.52%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	>1000%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 8	Length of status:	26y 5m
Credit score:	800-819 (Apr-2010)	Total credit lines:	45	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$12,552	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	41%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	horse8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Selling auto. paying off loan
I am selling my second auto. This loan is to pay off the original loan minus what I sold the car for.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453347
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$131.97

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2000	Debt/Income ratio:	18%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	0y 2m
Credit score:	660-679 (Mar-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,227	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	patriot120	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FINISHING MY MASTERS DEGREE
This loan will be used to obtain my Masters Degree in Human Resource Management which will add to my earning potential. I have only two classes left to complete my Masters My financial situation is a good one I just started a full time career as a guest logistics supervisor for a major cruise line I am a good candidate for this loan because I have a steady income and very few monthly obligations I am currently living with my parents. I have never been late on any payment nor do I have any delinquencies Thank You very much for looking at my listing

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$230.23

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2003	Debt/Income ratio:	14%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 9	Length of status:	1y 11m
Credit score:	740-759 (Apr-2010)	Total credit lines:	18	Occupation:	Military Officer
Now delinquent:	0	Revolving credit balance:	$925	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	peace-leather	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Guaranteed repayment - never late
Purpose of loan:
This is a multi-purpose loan.? I plan to invest in myself with education--I plan to learn a new language and get myself a master's degree.? I also plan to use a small portion of the loan for my vacation.? Remainder of the loan will be used to help refurnish my parent's home.? I do not pay any mortgage for my parents home and military takes care of my housing.

My financial situation:
I am active duty Air Force with a stable income.? I am able to pay off this loan monthly without cutting into my actual base salary--I get over $1,000 total a month in incentive pays.? I am also getting promoted later this year which will raise my salary just enough to cover the monthly payment of this loan.? Another reason why you should feel confident that I will never be late on my payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1973	Debt/Income ratio:	13%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 4	Length of status:	13y 9m
Credit score:	620-639 (Apr-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	5	Revolving credit balance:	$441	Stated income:	$25,000-$49,999
Amount delinquent:	$13,733	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	46
Screen name:	grandma59	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-679 (Nov-2009) 680-699 (Sep-2009) 640-659 (Jun-2008) 640-659 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
paying off hospital bill
Purpose of loan:
This loan will be used to?pay off the co pay on hospital bill?

My financial situation:
I am a good candidate for this loan because?i have a steady job and have paid off previous loan early i have no credit card debt?

Monthly net income: $ 3000.oo
Monthly expenses: $
??Housing: $ 600
??Insurance: $ 200
??Car expenses: $ 300
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453377
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$243.34

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1987	Debt/Income ratio:	34%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 11	Length of status:	12y 6m
Credit score:	700-719 (Mar-2010)	Total credit lines:	20	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$43,680	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	punctual-truth0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me on the Road to Financial Cl
Purpose of loan:
This loan will be used to? pay off my credit card debt faster help me start my way toward my financial clean-up so I can work toward retirement now that my children are taken care of.

My financial situation:
I am a good candidate for this loan because? I am a honest hard working individual and always make my payments on time - just need some help getting out of debt faster.? I need to payoff these credit cards as the min payment will take 20 years versus a 3 year loan.? Most of these balances were from helping my children attend college and with this amount I will be able to payoff 2 of my credit cards and concentrate on my other ones.? I know this is a stupid situation to be put in but with your help I can learn from this and put myself in a better position to retire in 10 years.? So please help!!!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453383
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.48%	Starting borrower rate/APR:	8.48% / 8.82%	Starting monthly payment:	$157.79

Auction yield range:	3.04% - 7.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	36%
Basic (1-10):	7	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	24 / 22	Length of status:	5y 11m
Credit score:	800-819 (Mar-2010)	Total credit lines:	32	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$12,007	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	power-winner5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate all the credit cards that I have into one amount?

My financial situation:
I am a good candidate for this loan because I have a steady job for the past 6 years in an institution that has been around for decades.? I have never been late on any of my bills, but recently medical expenses and whatnot forced me to use the credit cards more than I wanted to.? I am a responsible payer with a very good credit score and do not believe in borrowing and running.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	5	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	11 / 10	Length of status:	1y 0m
Credit score:	680-699 (Apr-2010)	Total credit lines:	25	Occupation:	Accountant/CPA
Now delinquent:	1	Revolving credit balance:	$76,960	Stated income:	$50,000-$74,999
Amount delinquent:	$8,343	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	benefit-majesty	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Delinquent Credit Card
Purpose of loan:
This loan will be used to pay off some delinquent debt.

My financial situation:
My current income is $72,000 and I am about to secure a full time job that will pay in excess of $100,000.

Monthly net income: $ 5,200

Monthly expenses: $
??Housing: $ 1,650
??Insurance: $ 250 ??
??Car expenses: $ 80 (Subway)
??Utilities: $ 80 ???? ????
??Phone, cable, internet: $ 100 ????
??Food, entertainment: $ 200
??Clothing, household expenses $ 300 ????
??Credit cards and other loans: $ 400
??Other expenses: $ 1800 (Mortgage on Rental Property)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$217.03

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Not employed
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	0y 2m
Credit score:	740-759 (Apr-2010)	Total credit lines:	2	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$12
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	justice-relaxation	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new car for collage
Purpose of loan:
This loan will be used to buy a car for collage so i dont have to go thru gas so much

My financial situation:
I am a good candidate for this loan because i pay off everything i have to before the date i have to pay it on
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444656
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$235.19

Auction yield range:	17.04% - 17.06%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	12 / 12	Length of status:	4y 1m
Credit score:	660-679 (Apr-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$3,986	Stated income:	$25,000-$49,999
Amount delinquent:	$44	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	billingsley_dorothy	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	61 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	0 ( 0% )	640-659 (Dec-2009) 640-659 (Nov-2007) 640-659 (Feb-2007)
Principal balance:	$398.68	1+ mo. late:	0 ( 0% )
Total payments billed:	61
Description
Hello again Prosper
Hello again Prosper,

Thank you very much for taking the time to review and bid on my loan request. ?I currently have a loan that is being paid on time, and a previous loan that has been paid in full and I was never late on any payments.? I am looking forward to continue building my reputation and positive business relationship with Prosper. This will also allow me to continue building my FICO score. ?For this loan I am requesting $6,500. ?With this loan, I will pay off my current loan with Prosper as well as pay off my schooling and medical bills, and?invest in my daughter?s invention by helping her pay it off for it to be finalized.

Here is my monthly financial detail:

Net (monthly) income- $2,628
Rent-$871
Car- $267
Life insurance- $134
Auto insurance- $94
Telephone- $19
Food- $250
Gas (for auto)- $60
Utilities- $67

Total- $1,762

I will have $866 left to pay towards this loan monthly. As I have kept my promises before, I will not let Prosper and its affiliates down. You have my 100% guarantee as well as my history which speaks for itself. ?Please continue to give me the chance to show you that I am worthy of your trust. ?Thanks again, for taking the time to review my loan request!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453000
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1977	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	4y 5m
Credit score:	660-679 (Apr-2010)	Total credit lines:	17	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$4,353	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	19
Screen name:	bill-whamo	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation, college costs
This loan will be used to consolidate debt and help my son with college costs.?

My financial situation:
I'm a good candidate for this loan because it fits perfectly into my monthly budget.?

Monthly net income: $

Monthly expenses: $
??Housing: 1100.00
??Insurance: $?80.00
??Car expenses: $ 125.00
??Utilities: $ 85.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $?500.00
??Clothing, household expenses $
??Credit cards and other loans: $ 120.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453006
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	34%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 9	Length of status:	9y 6m
Credit score:	640-659 (Apr-2010)	Total credit lines:	13	Occupation:	Police Officer/Corr...
Now delinquent:	2	Revolving credit balance:	$4,763	Stated income:	$75,000-$99,999
Amount delinquent:	$2,596	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	inspiring-investment8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off my Debts
Purpose of loan:
This loan will be used to?
Pay off credit cards and pay down my debt.
My financial situation:
I am a good candidate for this loan because?
I am willing to let the payments be automatically debited from my account and I just need a little help
Monthly net income: $
5200.00
Monthly expenses: $
??Housing: $ 1200.00????
??Insurance: $ 250.00
??Car expenses: $ 800.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.13%	Starting borrower rate/APR:	7.13% / 7.47%	Starting monthly payment:	$30.94

Auction yield range:	3.04% - 6.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	26%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	3y 9m
Credit score:	720-739 (Apr-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,451	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	16%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	integrity-mate	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need to pay my sears credit card
Purpose of loan:
This loan will be used to? I am going to pay off my Sears credit card. and I a looking for to pay lower interest rates.

My financial situation:
I am a good candidate for this loan because?I pay my bills on time. I have been working for over 4 years for the same employer, I will do what ever it takes to pay back the money that I owe , I am just looking for more affordable? interest rates. that is the main reason .
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453018
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$269.55

Auction yield range:	11.04% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	41%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 11	Length of status:	12y 5m
Credit score:	680-699 (Apr-2010)	Total credit lines:	36	Occupation:	Postal Service
Now delinquent:	0	Revolving credit balance:	$72,129	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	aggresive-gain	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off american express
Purpose of loan:
This loan will be used to?
pay off my american express card. I tried to lower my interest rate but I guess becasue of the economy that declined to do so. I've paid american express on time for over 4 years and they just won't lower my interest rate that is currently 17.22%.
My financial situation:
I am a good candidate for this loan because?
I have a great credit rating over 700 and pay all my bills on time. I just want to pay off american express and close this account because in this economy they should be willing to lower my interest rate since I'm a lower consumer who pay on time.
Monthly net income: $
2,700.00
Monthly expenses: $
??Housing: $ 0
??Insurance: $
??Car expenses: $ 550.00
??Utilities: $?

?Phone, cable, internet: $ 250.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453036
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,175.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.18%	Starting borrower rate/APR:	22.18% / 25.43%	Starting monthly payment:	$44.98

Auction yield range:	8.04% - 21.18%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1978	Debt/Income ratio:	49%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	15 / 10	Length of status:	3y 11m
Credit score:	640-659 (Apr-2010)	Total credit lines:	26	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$16,665
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	hannahgabe27	Borrower's state:	Louisiana	Borrower's group:	CREDIT BUILDER
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping Hannah
Purpose of loan:??My cocker spaniel suddenly?collapsed a?week before Christmas.? She was diagnosed with autoimmune anemia and thrombocytopenia.? She had to have a blood transfusion and was not expected to live.? She was my Christmas miracle and was able to come home the day before Christmas.??She is doing much better, but has to remain on high doses of prednisone and Imuran as well as going to the vet every three weeks to have her blood checked.? Eventually she?should be able to come off of the medication, but at the present time she is having to remain on it until her blood levels are where they should be.??? I need the loan to help pay for her vet bills that?she has acquired?since December.
Thank you for helping Hannah by funding this loan.

My financial situation:??I am a?retired elementary?school teacher?and also have a part time job during the week.

Monthly net income: $ 2,130.80

Monthly expenses:??I live with my parents at the present time.? My car is paid for, have not house note.
??Housing: $ 0
??Insurance
??Car expenses:?
??Utilities: $0???
??Phone, cable, internet: $ 0
??Food, entertainment: $0
??Clothing, household expenses $
??Credit cards and other loans:?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$116.25

Auction yield range:	6.04% - 11.00%	Estimated loss impact:	5.18%
Lender servicing fee:	1.00%	Estimated return:	5.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	37%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	0y 8m
Credit score:	760-779 (Apr-2010)	Total credit lines:	12	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$3,021	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	scrappy-value	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need to finish home renovations
Purpose of loan:
This loan will be used to?
I bought a foreclosure home several months ago to fix up and turn into a rental to have some extra income. I'm down to the wire of getting it completed but I ran out of money and now?I really need this loan to get the place done and rented.
My financial situation:
I am a good candidate for this loan because?
I?have excellent credit and take pride in that. I will have no problems in repaying the loan because of my current debts are low and?extra cash flow from?the rental? I will be receiving?will boost my financial situation?that much more.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$480.68

Auction yield range:	8.04% - 24.56%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1975	Debt/Income ratio:	80%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	31 / 27	Length of status:	0y 1m
Credit score:	780-799 (Mar-2010)	Total credit lines:	96	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$66,413	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	judust	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	780-799 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	780-799 (Feb-2010) 780-799 (Nov-2009) 680-699 (Sep-2008) 720-739 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate credit card debt in to one monthly payment.? I would like to have just one monthly obligation rather than several as well as getting the balances paid off sooner which is what will happen with a Prosper loan.? Currently none of the balances I am hoping to payoff has an interest rate higher than 17%.? As I normally pay more than the minimum payment each month the Prosper loan with one monthly payment will be much easier to handle.? Hopefully there will be a better interest rate with Prosper.?? I have just retired from a job I held with the same company for 40 years.? I have started another job so I still have good income. ?My spouse is?employed and has been with the same company for 39 years.? My spouse will not be leaving the company for at least another 7 to 8 yrs.? There is no chance of a layoff in his position.? I am including this information to let all know that I have a good steady monthly income that will afford me to repay the Prosper loan.? My goal is to become debt free and this loan is a giant step towards that goal.

My financial situation:
I am a good candidate for this loan? I have a stellar payment history and very good credit.? I pride myself on taking care of my financial obligations.? I have no negative information on my credit report whatsoever.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	5.50%	Starting borrower rate/APR:	6.50% / 8.56%	Starting monthly payment:	$107.27

Auction yield range:	4.04% - 5.50%	Estimated loss impact:	2.10%
Lender servicing fee:	1.00%	Estimated return:	3.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	9y 1m
Credit score:	760-779 (Apr-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,376	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bobbypictures	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Complete Private Pilot Training
Purpose of loan:
This loan will be used to pay for flight time, instruction and the check ride for me to complete my private pilot license by my birthday in less than two months. I currently have 30 hours of flight time, and will probably need another 20 hours to get my license. The $3500 will cover?30 more hours, should I need it. Once certified, I'm able to afford flying?5-10?hours per month, so finally getting licensed is something that will provide me a great deal of pleasure and the ability to share the freedom of flight?with my family and friends. Flying has been a life long fascination.?I?own a business that specializes in historic aviation and space photos. And I absolutely see myself ownign a future business that involves flying. I'm going to complete my training regardless of whether I get this loan, but this will make it easier for me to complete it now rather than stretching it out over a few months. This loan will also eliminate the lure of playing the credit card teaser rate/transfers game that I was considering so that I can get this under my belt by my birthday in 6 weeks. Also, frankly, I'd much prefer to pay a bit of my hard earned money to you guys than to any credit card company.

My financial situation:
I am a good candidate for this loan because I don't NEED the money. I want it to make paying for my instruction a little easier, but I can get the money from my credit cards very easily at 0%?interest, just the usual credit card transaction fee, or I could borrow it from my retirement. I like to keep the cards for cash flow for my business though (that's what any balalnce that shows here is all about and changes monthly), and frankly prefer trying this approach rather than playing the credit card company games or linign their pockets. I also have spotless credit, and a lot at risk if I were to default...my business relies on my good credit score and I expect to?buy a plane and a home over the next 1-2 years. Will I repay on or ahead of time? Absolutely!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$95.93

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2001	Debt/Income ratio:	44%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 14	Length of status:	0y 1m
Credit score:	720-739 (Apr-2010)	Total credit lines:	35	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,163	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	orange-trade-guard	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to Pay Down 2 Credit Cards
Credit Card Consolidation:
I have two credit cards that I would like to eliminate the debt I have ran up?

I recently lost my full-time job and have since been given unemployment from the state of Minnesota. I work part-time as a security officer and collect unemployment which adds up to around $1,200 a month.:
I am a good candidate for this loan because I am in the process of getting back on my feet. My main goal right now is to get a lower interest rate so that I can pay these 2 credit cards down faster.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$995.19

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	56%
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	11 / 10	Length of status:	5y 0m
Credit score:	660-679 (Apr-2010)	Total credit lines:	29	Occupation:	Food Service
Now delinquent:	1	Revolving credit balance:	$3,229	Stated income:	$50,000-$74,999
Amount delinquent:	$138	Bankcard utilization:	125%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	velocity-octave3	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit debt
Purpose of loan:
This loan will be used to? To pay off my credit debt. I am willing to let Prosper Loan Market to pay my creditors and to take the monthly payments out of my checking account.

My financial situation:
I am a good candidate for this loan because? My wife (Lisa) and I make more than $90,000.00 a year.We are willing to do whatever it takes to get approved for this loan I'm applying for.

Monthly net income: $ $97,000.00

Monthly expenses: $
??Housing: $ mortgage-? $886.00
??Insurance: $ 1500 car insurance $540 home owners insurance
??Car expenses: $?771.00 for 2 cars
??Utilities: $ 200 to 800 depending on what time of?the year
??Phone, cable, internet: $ 120
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 800
??Other expenses: $ o
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1995	Debt/Income ratio:	7%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 2	Length of status:	9y 1m
Credit score:	660-679 (Apr-2010)	Total credit lines:	28	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	richkid	Borrower's state:	Alabama	Borrower's group:	Desert Orchid Lending Group, Dedicated to You!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	61 ( 97% )	660-679 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	2 ( 3% )	660-679 (Nov-2007) 660-679 (Mar-2007) (Mar-2006)
Principal balance:	$972.17	1+ mo. late:	0 ( 0% )
Total payments billed:	63
Description
Invest in New Business
My present gross income is $95,707/year as an IT Help Desk Manager.? I am happily married and have three children.?

My wife and I are at the point where we have decided to invest in a buisness that would allow us to expand and existing Chicken Wing resturant.? We've done our research and partnered with a professional owner who currently operates?another location at a neighboring city.?

We have already set aside about $4,000 of our own personal cash, however, we estimate startup capital from us may require $10,000.? Projected income from this venture is looking like a minimum $1,000/month net return after the first 90 days.? This should allow us to quickly?pay back the loan and?operate the rest of the way debt free.? Our partner, the owner is providing?about 80% of all the other equipment needed as well as another $5,000 in cash.??To accelerate the process of starting this business, I would like to partner with the Prosper community.

My history with Prosper will confirm that I have one paid off loan and another that is currently in good standing that will be paid in full?on or before?Nov 2010.? I did file Chap.7 back in December of 2003.? I've really learned my lesson from that experience.? Reports from Experian are showing 1 currently delinqent account, I'm not sure what that is so I have already requsted a credit report so that I can correct/dispute whatever that may be.? All my credit card accounts are either paid/closed or current as I've been operating on cash for almost 5 years now.

If you have any questions about my listing, please feel free to ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2004	Debt/Income ratio:	4%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 2	Length of status:	1y 8m
Credit score:	680-699 (Apr-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$502	Stated income:	$1-$24,999
Amount delinquent:	$26	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	fillahole	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Student
Purpose of loan:
This loan will be used to? Pay off a few unexpected bills

My financial situation:
I am a good candidate for this loan because I have a good credit history, steady part time employment, and I have supplemental sources of income such as scholarships and student loans which become available periodically, also I have a substantial tax refund coming in the next month or so. I will most likely pay off this debt in less than a year so you will make a quick return on this loan.

It looks like Prosper gave me a HR risk rating which I am guessing is because I have a lot of student loans, but they do not need to be repaid until I graduate, which will not be for a few years. Also it looks like I have $26 in bad debt, which was the result of a misunderstanding that happened 6 years ago

Monthly net income: $1,700

Monthly expenses: $1,300
??Housing: $820
??Car expenses: $0
??Utilities: $120
??Phone, cable, internet: $30
??Food, entertainment: $300
??Clothing, household expenses $0
??Credit cards and other loans: $20
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.99%	Starting monthly payment:	$61.54

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2009	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	1y 7m
Credit score:	640-659 (Apr-2010)	Total credit lines:	3	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	the-extraordinary-principal	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt cons
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Not employed
Enhanced (1-5):	3	Current / open credit lines:	4 / 2	Length of status:	0y 6m
Credit score:	640-659 (Apr-2010)	Total credit lines:	12	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$2,825
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	10
Screen name:	courageous-return8	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a little more for investment
Purpose of loan:
I sell items on eBay, and have been doing so for about 3 years. There is a company near me that has an expo twice a year and discounts their products by up to 75%. The company name is Vera Bradley and their items are highly sough after on eBay. For the past 3 years, I have attended these Expo events and purchased their goods and sold them on eBay for upwards of about 500% profit. The last time I attended I purchased about $7000 in product and was able to turn that $7000 into almost $30,000, so it is an income that is able to support a single person if they have enough to invest initially. The next expo is scheduled for the end of April and I currently only have about $3000 cash on hand. I am looking to get a little more so I am able to purchase more product when I attend. For reference, or if you are just curious, my eBay ID is "spriggan1972"

My financial situation:
I am a good candidate for this loan because I have done this in the past with excellent success and zero risk. I just need to have a little more money on hand when I attend this expo so I can turn it over for a little more profit.

Monthly net income: $ NOT counting eBay income: Unemployment income of about $1300

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 70
??Car expenses: $ Own
??Utilities: $ 80
??Phone, cable, internet: $ 45
??Food, entertainment: $ 80
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$633.30

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	19 / 14	Length of status:	12y 6m
Credit score:	700-719 (Apr-2010)	Total credit lines:	26	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$29,476	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tranquil-dollar6	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Organic Lawn Care
Purpose of loan:
I currently own two delivery routes at Fedex Ground.? I have a couple people doing the routes on a part time basis and I'll work 3-4 days a week.? This past winter I got my organic land care certification through NOFA and I currently have a few customers and equipment already.? I need more equipment and advertising money. I was in the landscaping buisness for about 20 years then pursude the year round?income through Fedex Ground where I've been currently working for 13 years.????

My financial situation:
I understand my credit cards limits are high at the moment because?I've been getting the organic lawn buisness going?though I never am late on a payment.? I gross aproximately?200,000 through Fedex alone and projecting to make 40-50 thousand this comming?year through the?landscaping buisness.?????

Monthly net income: $?
7000????????????
Monthly expenses: $?My wife pays all utilities and household expenses, food, car payment, internet etc.

??Housing: $2660.00????

??Insurance: $ 130.00
??Car expenses: $ 400.00
??Utilities: $?200
??Phone, cable, internet: $?89.00??Food, entertainment: $?400??Clothing, household expenses $?200??Credit cards and other loans: $500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453102
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$74.54

Auction yield range:	11.04% - 23.00%	Estimated loss impact:	10.56%
Lender servicing fee:	1.00%	Estimated return:	12.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1980	Debt/Income ratio:	42%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 11	Length of status:	2y 8m
Credit score:	700-719 (Apr-2010)	Total credit lines:	38	Occupation:	Bus Driver
Now delinquent:	0	Revolving credit balance:	$14,619	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	forthright-integrity	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New tires and lower interest rate
Purpose of loan:
This loan will be used to pay off Dell Financial and Macy's charge accounts plus buy a new set tires.

My financial situation:The proceeds of this loan will be used first to put a set of new tires on our car.The balance will be used to pay off two charge accounts (Dell and Macy?s), one of which charges 29% interest.I?m hoping to get rate below 20%; still high, but I?d prefer to pay Prosper members than a giant corporation.The car, a Mazda Miata, requires performance tires that will cost at least $500 for a set of four.We plan to sell the car and new tires will make it much easier to get a good price.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1987	Debt/Income ratio:	71%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	1y 7m
Credit score:	660-679 (Apr-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,696	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	tazerpup	Borrower's state:	Montana	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	56 ( 100% )	660-679 (Latest)
Principal borrowed:	$15,500.00	< mo. late:	0 ( 0% )	640-659 (Feb-2010) 660-679 (Jan-2008) 700-719 (Mar-2007)
Principal balance:	$3,021.61	1+ mo. late:	0 ( 0% )
Total payments billed:	56
Description
Debt Reconstuction-I Won't Give Up!
Purpose of loan:
This loan will be used to?seperate my current?business debt away from my personal debt.? I have had many Prosper Investors that have had faith in me and they funded my previous loans, and I have never disappointed them, and I won't disappoint you.

My financial situation:
I am a good candidate for this loan because my husband and I have ample income to make the monthly payments.? I have had two previous Prosper Loans, and I love the ACH payments.? One less thing I have to worry about.? I have been operating a small restaurant, tavern and motel for over a year.? This business needed a lot of TLC and inventory/supplies to become a self supporting venture.? Unfortunately, I had to use my personal credit in order to obtain this goal, therefore a drop in my personal credit score.? I wish to pay off these outstanding debts and obtain business credit.? This business grosses $12,000.00-14,500.00 per month.? I am paid a salary of $2,000.00 per month and my husband (contractor/drywall) makes $2,800-4,200.00 per month.? My mortgage company has me listed as being delinquent, which is not true.? I have been "working" with them to get this cleared up.? I can and will prove to you that this account is current.? My have an Experian Score of 684 and I do not understand Prosper's grade of HR.? I have never failed to make my Prosper payments or any other for that matter.? I wish to thank you in advance for your kind and careful consideration.

Monthly net income: $4,800.00?Husband and I?

Monthly expenses: $1,510.00--This is?our total monthly expenses for which we share.?
??Housing: $ 650.00?
??Insurance: $100.00
??Car expenses: $50.00
??Utilities: $ 60.00
??Phone, cable, internet: $50.00
??Food, entertainment: $50.00--We eat at?our own establishment
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $500.00--I pay more than the minimum?
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453112
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$221.46

Auction yield range:	14.04% - 18.50%	Estimated loss impact:	14.82%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	17%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	8y 1m
Credit score:	660-679 (Apr-2010)	Total credit lines:	24	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$2,691	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	lively-responsibility2	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards and repair my roof on my house????

My financial situation:
I am a good candidate for this loan because? i have improved my credit the past three years i have been employe with the same company for almost 8 years. I pay all my bills on time

Monthly net income: $?? 2500.00????????

Monthly expenses: $
??Housing: $ 468.00????
??Insurance: $ 90.00????
??Car expenses: $ 300.88
??Utilities: $ 120.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1995	Debt/Income ratio:	30%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 7	Length of status:	8y 9m
Credit score:	620-639 (Apr-2010)	Total credit lines:	33	Occupation:	Teacher
Now delinquent:	2	Revolving credit balance:	$734	Stated income:	$25,000-$49,999
Amount delinquent:	$14	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	beckymack1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 95% )	620-639 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	1 ( 5% )	620-639 (Jun-2008)
Principal balance:	$3,507.67	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Becoming Debt Free
Purpose of loan:
This loan will be used to pay off our remaining credit card debt.?

My financial situation:
I am a good candidate for this loan because my husband and I?haven't TOUCHED a credit card in over 2 years.? We truly have made the spending changes we need to make to live a better life.??

My husband and I are both Band Directors.? We met at band camp in college. (Insert joke here)? He now has Multiple Sclerosis and is disabled.? We were able to pay our bills - including our credit card bills - until the medical bills started piling up.?

Monthly net income: $ 4500.00

Monthly expenses: $
??Housing: $ $1100.00
??Insurance: $ $105.00
??Car expenses: $ $200 for gas (No car payments!)
??Utilities: $ 200.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 300.00 (prescriptions/doctor bills)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$274.92

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	2y 7m
Credit score:	640-659 (Apr-2010)	Total credit lines:	12	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,631	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	capital-solo0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt colsolidation
Purpose of loan:
Debt consolidation ????

My financial situation:
I am a good candidate for this loan because I have never made a late payment in my life which shows on my credit score. My score is not in the 700's due to my credit ratio.

Monthly net income: $ 5212

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,591.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.13%	Starting borrower rate/APR:	24.13% / 26.42%	Starting monthly payment:	$141.13

Auction yield range:	8.04% - 23.13%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1991	Debt/Income ratio:	38%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 9	Length of status:	12y 8m
Credit score:	760-779 (Apr-2010)	Total credit lines:	28	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$32,019	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pughclassic	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYOFF 401K LOAN TO
Purpose of loan:
This loan will be used to? This loan will be used to payoff my current 401k loan. I then will take out a bigger 401k loan payoff existing Prosper loan and additional high interest credit cards. My new 401k loan allows me to withdrawl up to $18000

Monthly income???4100
Expenses total????1800

I have been with the same employer for over 13 years
Pay all bills on time
Own my home for over 7 years
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$113.12

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	36%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 7	Length of status:	4y 7m
Credit score:	680-699 (Apr-2010)	Total credit lines:	28	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$45,678	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	thankful-power7	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$323.42

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	14%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 13	Length of status:	6y 8m
Credit score:	640-659 (Mar-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$47,769	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	a-purposeful-benefit	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
First Step in Quest 4 Debt Freedom!
Purpose of loan:
This loan will?be used to pay off the balances on variable high interest rate credit cards. This loan will help me jump start my quest for debt freedom!?

My financial situation:
I am a good candidate for this loan because I have very stable income as a federal employee.??I am always responsible about paying my debts on or ahead of time; I have perfect credit payment history and have no late pays on my credit report.? I am frugal and spend well under?my means each month.? I am seeking this loan because of recent ridiculous rate hikes on my credit?cards to upward of 29.99%. ?Is that even legal? I?am currently paying more than the minimums on?my credit cards monthly in an attempt to become debt free, but I?seem to be getting nowhere.??With a consolidation loan at a decent interest rate, I can start to pay?my cards off?and?improve my credit rating.?

Also, my parents are retiring.? They have been?very supportive of me and I want to be available to help them out financially.? Thank you very much for your consideration!

Monthly net income: $6,632

Monthly expenses: $
??Housing: $?1285??????
??Insurance: $ 214
??Car expenses: $0 (paid!)
??Utilities: $0 included in rent????????
??Phone, cable, internet: $ 165 (Cell phone/internet, no cable)
??Food, entertainment: $220 ?
??Clothing, household expenses $200
??Credit cards and other loans (includes mortgage and student loan): $ 3308
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453190
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1989	Debt/Income ratio:	32%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 13	Length of status:	19y 0m
Credit score:	640-659 (Apr-2010)	Total credit lines:	29	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,151	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	generous-worth9	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some credit cards
Purpose of loan:
This loan will be used to? pay off some of my high interest credit cards.

My financial situation:
I am a good candidate for this loan because?I am current on all my bills, I have a?full-time job which I've held for 19 years, and I am on direct deposit so money is automatically deposited into my bank account every two weeks which can then be used for regular loan payments.

Monthly net income: $ 3200

Monthly expenses: $ 2526
??Housing: $ 836
??Insurance: $ 300
??Car expenses: $ 240
??Utilities: $ 175
??Phone, cable, internet: $ 75
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453302
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	19.04%	Starting borrower rate/APR:	20.04% / 22.28%	Starting monthly payment:	$111.55

Auction yield range:	6.04% - 19.04%	Estimated loss impact:	5.34%
Lender servicing fee:	1.00%	Estimated return:	13.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2004	Debt/Income ratio:	12%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	1 / 1	Length of status:	3y 0m
Credit score:	740-759 (Apr-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	deal-voyager7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Wedding Expenses
Purpose of loan:
This loan will be used to help us to pay off the rest of our wedding costs, which are due soon.

My financial situation:
We have stable income, but need this loan to finish paying off our wedding expenses quickly.? We retain the ability to continue to make payments and plan to pay this off as early as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$367.99

Auction yield range:	6.04% - 11.50%	Estimated loss impact:	5.19%
Lender servicing fee:	1.00%	Estimated return:	6.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1997	Debt/Income ratio:	12%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	2y 9m
Credit score:	760-779 (Apr-2010)	Total credit lines:	12	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$7,402	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	32%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	likeable-power	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off my debt incurred mostly from high interest credit cards.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time and more than the minimum.? I am capable of gradually paying off my debt now, but I'd like to pay it off sooner since my interest rates were increased.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1993	Debt/Income ratio:	6%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	1y 10m
Credit score:	640-659 (Apr-2010)	Total credit lines:	29	Occupation:	Analyst
Now delinquent:	1	Revolving credit balance:	$1,296	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	105%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	EnergyAnalyst	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving and need to fix car
Purpose of loan:
I am moving to Charlotte, NC to start a new job on April 12, 2010. Fortunatley my best friend lives in Charlotte and has offered to let me stay with her and commute to my job which is in Concord, NC. Unfortunately I was not able to get relocation assistance from my new employer (it's an employer's market right now, I had to fight/negotiate to get the final salary that I was offered). I also need to make some repairs to?my vehicle that was damaged a few weeks ago on my way to the interview (I was hit by a "flying" blown out tractor trailor tire). After my $500 deductible my insurance company only gave me $300 towards?what is a?$1500 repair job.

My financial situation
I will be earning $6,400 more per year at my new job as?an Energy Analyst than I do at my current position. I will also be a permanent employee instead of a contractor as I am now. My only debts are my student loan, car loan, furniture loan (just sent off final payment) and I have one credit card that I keep open for emergencies.

Monthly net income: $ 2785.10

Monthly expenses: $
??Housing: $0.00?(I will live with my best friend)?
??Insurance: $?95.62??
Car expenses: $?385?
??Utilities: $ 0.00?(I will live with my best friend)?
??Phone, cable, internet: $??0.00?(I will live with my best friend)?
??Food, entertainment: $?75.00?(I will live with my best friend)?
????Clothing, household expenses $
??Credit cards and other loans: $ 430
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	28%
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 5	Length of status:	3y 8m
Credit score:	620-639 (Mar-2010)	Total credit lines:	16	Occupation:	Social Worker
Now delinquent:	1	Revolving credit balance:	$376	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	dotsgooseberry	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 45% )	620-639 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	12 ( 36% )	740-759 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	6 ( 18% )
Total payments billed:	33
Description
Home Improvements
loan:to finally get out of small debt and only owe on my car and house loans. I have a big income just need to get a head of the small thing and get them all in on bill to get them paid down and my money straitened back out.

My financial situation:I am a good candidate for this loan because? I have a good credit rating it has dropped lately because so many inquiries trying to find best loan for me. Yes I have had late payment but hasn?t most everyone at some point? I have had bad luck with vehicle breaking down at the wrong time which delayed payments on my debts because I needed my vehicle to get to work, and my pay checks fell wrong.

Monthly net income: $ 6069.
I make $35,475 a year at my employment and I also get $37,362 a year in Teacher retirement with a combined income of $ 72837 a year before taxes. I have my w2's to back this income up.

Monthly expenses: aprox?$1860.
Housing: $ 630
Insurance: $ 13
0Car expenses: $300
?Utilities: $ 0
Phone,cable, internet: $70
Food,
entertainment: $ 100
Clothing,
household expenses $100
Credit cards and other loans: $ 500
Other expenses: $ 0
Total of about $1860 in payments a month.

Please consider helping me out and getting back on a financial track that I want to be on and should be on .... THANK you for you consideration

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 3	Length of status:	4y 8m
Credit score:	660-679 (Apr-2010)	Total credit lines:	15	Occupation:	Truck Driver
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$206	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	owner974	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
replacing electrical system
Purpose of loan:
to replace all electrical out lets and wires in home.?

My financial situation:
I am a good candidate for this loan because?I am eager to fix my home and?tired of sitting in the dark so I would never?miss a payment for fear of losing my electric system all over again.?

Monthly net income: $
2200.00
Monthly expenses: $
??Housing: $ 580.00
??Insurance: $ 57.00
??Car expenses: $?none
??Utilities: $ 375.00
??Phone, cable, internet: $ 187.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ none
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453338
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.13%	Starting borrower rate/APR:	7.13% / 7.47%	Starting monthly payment:	$30.94

Auction yield range:	3.04% - 6.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1987	Debt/Income ratio:	5%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 16	Length of status:	5y 2m
Credit score:	840-859 (Apr-2010)	Total credit lines:	42	Occupation:	Engineer - Chemical
Now delinquent:	0	Revolving credit balance:	$6,940	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	LoanMiester	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairs for the Car
Purpose of loan:
This loan will be used to the old car that still has lots of life?but that also need some attention

My financial situation:
I am a good candidate for this loan because I make good money, have a stable job, and pay my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453362
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	2y 0m
Credit score:	660-679 (Mar-2010)	Total credit lines:	13	Occupation:	Pilot - Private/Com...
Now delinquent:	0	Revolving credit balance:	$1,411	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 3	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	GRKATP	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New car and pay-off credit cards
Purpose of loan:
This loan will be used to buy a used car for myself and pay-off $2500 in credit card debt.?

My financial situation:
I am a good candidate for this loan because, I have no outstanding loans and very little debt.

Monthly net income: $ 4000.00

Monthly expenses: $ 2230.00
??Housing: $ 950.00
??Insurance: $ 90.00
??Car expenses: $ 120.00
??Utilities: $ 70.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 100.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$191.86

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	21%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	4y 3m
Credit score:	740-759 (Apr-2010)	Total credit lines:	15	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$7,186	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	icon040	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Divorce and Relocation
Purpose of loan:
This loan will be used to pay for my lawyer for my divorce and to help with the expenses involved with moving. It also will help with any other expenses that may arise during this process.

My financial situation:
I am a good candidate for this loan because I have excellent credit history. and a steady job with reliable income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,999.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$180.83

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	196%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	11y 1m
Credit score:	740-759 (Apr-2010)	Total credit lines:	12	Occupation:	Teacher's Aide
Now delinquent:	0	Revolving credit balance:	$996	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	agave73	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for my wedding
Purpose of loan:
This loan will be used to?
Pay off my wedding and help me get my life back together. Because?I had to take my money I had and help my boyfriend pay his doctor's bills &?pay his medic.Can you please help my with is I will pay it all back. Please help me.
My financial situation:
I am a good candidate for this loan because?I?am a trueing person. If you would call on my family or friends they?would tell you all about me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453392
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1991	Debt/Income ratio:	23%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	1 / 1	Length of status:	4y 3m
Credit score:	740-759 (Apr-2010)	Total credit lines:	3	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cash-secret-agent7	Borrower's state:	NorthCarolina	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off car and gas bill
Purpose of loan:
I need to pay off my car so I will not have a car payment anymore. The payments are too high and a consolidated loan through Prosper will bring that payment down that I would owe every month.?(I owe $2600) I also need to pay off my heating bill which was higher this year. ($900)?

My financial situation:
I have good credit and no other outstanding debts.I get my retirement every month on the second tuesday. My rent is $135 a month and I have not other outstanding debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453416
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$188.53

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1997	Debt/Income ratio:	35%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 13	Length of status:	0y 6m
Credit score:	660-679 (Apr-2010)	Total credit lines:	32	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$48,119	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	mighty-deal6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to? Debt Consolidation.pay down high interest rates on credit cards

My financial situation:
I am a good candidate for this loan because? I am gainfully employed and pay all my debts.

Monthly net income: $ 1400

Monthly expenses: $
??Housing: $ 1350????
??Insurance: $ 350????
??Car expenses: $ 500
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 350
??Clothing, household expenses $ 200
??Credit cards and other loans: $? 800
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$311.77

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	15%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	20 / 13	Length of status:	1y 3m
Credit score:	640-659 (Mar-2010)	Total credit lines:	26	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$12,731	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	impressive-gain6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off my Credit Cards
Purpose of loan:
This loan will be used to consolidate my credit card debt into one payment.

My financial situation:
I am a good candidate for this loan because I have had a good payment history for the last five years and counting. I may have had some trouble previously but as I stated I have made payments on time for the last five years. Some of my current debt is related to my BA in Accounting. I have a steady job and I am committed to repaying any and all debts.

Thank you for considering me for this loan.
Information in the Description is not verified.